UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN		46204
(Address of principal executive offices)		(Zip Code)

(317) 577-5600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

    On February 17, 2010, Kite Realty Group Trust (the “Company”) announced its consolidated financial results for the quarter ended December 31, 2009.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this current report on Form 8-K.  A copy of the Company’s Fourth Quarter Supplemental Disclosure is furnished as Exhibit 99.2 to this current report on Form 8-K.  The information contained in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Kite Realty Group Trust Earnings Press Release dated February 17, 2010
99.2	Kite Realty Group Trust Fourth Quarter Supplemental Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: February 17, 2010	By:	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Document
99.1	Kite Realty Group Trust Earnings Press Release dated February 17, 2010
99.2	Kite Realty Group Trust Fourth Quarter Supplemental Disclosure